DISCO Announces First Quarter 2025 Financial Results

Total Revenue of $36.7 Million, A Year over Year Increase of 3%
AUSTIN, Texas - May 7, 2025 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its first quarter ended March 31, 2025.

“At DISCO, we are shaping the future of litigation and believe our industry-leading platform equips legal teams with tools not previously available to the legal world,” said Eric Friedrichsen, DISCO Chief Executive Officer. “We are enabling customers to tackle the most complex, high-stakes matters with confidence. Together with our dynamic product platform and expert services team, we are showing our customers that we are ‘with you in every case’.”

First Quarter 2025 Financial Highlights:

•Software revenue was $30.9 million, up 3% compared to the first quarter of 2024.
•Total revenue was $36.7 million, up 3% compared to the first quarter of 2024.
•GAAP net loss was $11.4 million, compared to $10.6 million in the first quarter of 2024.
•Adjusted EBITDA was $(5.1) million, compared to $(5.2) million in the first quarter of 2024.

Recent Business Highlights:

•Product Awards: DISCO was named a G2 2025 award winner in the “Best Legal Software Products” category.
•Director Appointment: DISCO welcomed Tom Bogan to the Board of Directors in March 2025, bringing extensive experience in executive leadership and in developing and scaling global software and SaaS platforms.
•New Product Features: DISCO introduced several new capabilities, including Cecilia Definitions, which enables users to generate on-demand definitions for selected text to allow for accelerated comprehension and analysis.

Second Quarter and Full Year 2025 Financial Outlook

As of May 7, 2025, DISCO is issuing the following outlook for the second quarter of 2025 and increasing its outlook for fiscal year 2025:

Second quarter of 2025:

•Software revenue in the range of $31.25 million - $32.25 million.
•Total revenue in the range of $36.5 million - $38.5 million.
•Adjusted EBITDA in the range of $(5.5) million - $(3.5) million.

Fiscal year 2025:

•Software revenue in the range of $125.5 million - $131.5 million.
•Total revenue in the range of $146.0 million - $158.0 million.
•Adjusted EBITDA in the range of $(18.0) million - $(15.0) million.

DISCO’s second quarter and fiscal year 2025 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, May 7, 2025, to discuss its first quarter financial results and business highlights. The conference call can be accessed by dialing (888) 300-4030 from the United States or +1 (646) 970-1443 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Wednesday, May 28, 2025, a telephone replay will be available by dialing (800) 770-2030 from the United States, or +1 (609) 800-9909 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides comprehensive, innovative solutions for modern litigation. We create and service an intuitive, cloud-native platform at the forefront of litigation technology, backed by the partnership of expert professional services and support. Leveraging the latest in AI to help law firms and corporations achieve smarter outcomes faster, our scalable products and tools allow customers to simplify everyday tasks and tackle complex matters at every stage of litigation.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; expenses associated with stockholder litigation; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, expenses associated with stockholder litigation, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance and DISCO’s strategies and business initiatives. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to grow our partner ecosystem and maintain existing strategic relationships with law firms, legal services providers and our other partners; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our product offerings are used, and any shortfall of large matters on our platform; (xi) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our product offerings; (xii) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xiii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiv) our ability to compete effectively with existing competitors and new market entrants; (xv) the impact of general macroeconomic conditions, such as fluctuations in inflation and fluctuating interest rates and the potential imposition of tariffs in the United States and abroad, on our or our customers’ businesses; and (xvi) the impact that global events, such as the Russia-Ukraine war and conflict in the Middle East, and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 20, 2025. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Condensed Consolidated Balance Sheets
(in thousands, except par value amounts)
(unaudited)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$34,533	$52,771
Short-term investments	84,278	76,356
Accounts receivable, net	22,326	23,117
Prepaid expenses and other current assets	4,459	4,692
Total current assets	145,596	156,936
Property and equipment, net	7,538	7,878
Operating lease right-of-use assets	7,832	8,388
Other intangible assets, net	341	400
Goodwill	5,898	5,898
Other assets	825	820
Total assets	$168,030	$180,320
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,409	$3,994
Accrued expenses	3,901	5,947
Accrued salary and benefits	3,692	9,127
Deferred revenue	3,905	4,296
Operating leases	2,460	2,288
Finance leases	43	42
Total current liabilities	19,410	25,694
Operating leases, non-current	6,216	6,855
Finance leases, non-current	105	116
Other liabilities	127	141
Total liabilities	25,858	32,806
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of March 31, 2025 and December 31, 2024	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of March 31, 2025 and December 31, 2024; 60,809 and 60,329 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	305	302
Additional paid-in capital	450,689	444,601
Accumulated other comprehensive income	1	41
Accumulated deficit	(308,823)	(297,430)
Total stockholders’ equity	142,172	147,514
Total liabilities and stockholders’ equity	$168,030	$180,320

CS DISCO, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Revenue	$36,653	$35,571
Cost of revenue	9,503	8,852
Gross profit	27,150	26,719
Operating expenses:
Research and development	14,257	12,079
Sales and marketing	14,527	15,808
General and administrative	10,976	11,164
Total operating expenses	39,760	39,051
Loss from operations	(12,610)	(12,332)
Interest and other income, net	1,354	1,836
Loss from operations before income taxes	(11,256)	(10,496)
Income tax provision	(137)	(86)
Net loss attributable to common stockholders	$(11,393)	$(10,582)
Unrealized loss on investments	(40)	—
Comprehensive loss	$(11,433)	$(10,582)
Net loss per share attributable to common stockholders, basic and diluted	$(0.19)	$(0.17)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	60,565	61,188

CS DISCO, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Cash flow from operating activities:
Net loss	$(11,393)	$(10,582)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	927	1,075
Stock-based compensation	5,879	5,673
Charge to allowance for credit losses	534	564
Non-cash operating lease costs	556	265
Amortization of premium on short-term investments	(828)	—
Other	(142)	—
Changes in operating assets and liabilities:
Accounts receivable	258	1,927
Prepaid expenses and other current assets	232	409
Other long-term assets	—	17
Accounts payable	1,536	(2,838)
Accrued expenses and other	(7,159)	(2,738)
Deferred revenue	(391)	(784)
Operating lease liabilities	(466)	(278)
Other liabilities	(41)	(40)
Net cash used in operating activities	(10,498)	(7,330)
Cash flow from investing activities:
Purchases of property, equipment and capitalized software development costs	(525)	(688)
Purchases of short-term investments	(45,436)	—
Maturities of short-term investments	38,303	—
Proceeds from disposal of equipment	2	—
Net cash used in investing activities	(7,656)	(688)
Cash flow from financing activities:
Proceeds from exercise of stock options	6	10
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	240	360
Repurchase of common stock related to net share settlement	(24)	(39)
Repurchase of common stock related to share repurchase program	—	(2,718)
Cash paid for acquisitions	(296)	(457)
Principal payments on finance lease obligations	(10)	(10)
Net cash used in financing activities	(84)	(2,854)
Net decrease in cash and cash equivalents:	(18,238)	(10,872)
Cash and cash equivalents at beginning of period	52,771	159,551
Cash and cash equivalents at end of period	$34,533	$148,679
Supplemental disclosure:
Cash paid for taxes	$285	$198
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$86	$56

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Net loss	$(11,393)	$(10,582)
Depreciation and amortization expense	927	1,075
Income tax provision	137	86
Interest and other, net	(1,354)	(1,836)
Stock-based compensation expense	5,879	5,673
Payroll tax expense on employee stock transactions	150	193
Expenses associated with stockholder litigation	565	199
Adjusted EBITDA	$(5,089)	$(5,192)
Adjusted EBITDA margin	(14)%	(15)%

	Three Months Ended March 31,
	2025	2024
Cost of revenue	$9,503	$8,852
Non-GAAP adjustments:
Stock-based compensation expense	(499)	(385)
Non-GAAP cost of revenue	$9,004	$8,467
Non-GAAP gross profit	$27,649	$27,104
Non-GAAP gross margin	75%	76%

	Three Months Ended March 31,
	2025	2024
Research and development	$14,257	$12,079
Non-GAAP adjustments:
Stock-based compensation expense	(2,043)	(2,092)
Non-GAAP research and development	$12,214	$9,987
Non-GAAP research and development as a % of revenue	33%	28%

	Three Months Ended March 31,
	2025	2024
Sales and marketing	$14,527	$15,808
Non-GAAP adjustments:
Stock-based compensation expense	(1,344)	(1,080)
Non-GAAP sales and marketing	$13,183	$14,728
Non-GAAP sales and marketing as a % of revenue	36%	41%

	Three Months Ended March 31,
	2025	2024
General and administrative	$10,976	$11,164
Non-GAAP adjustments:
Stock-based compensation expense	(1,993)	(2,116)
Expenses associated with stockholder litigation	(565)	(199)
Non-GAAP general and administrative	$8,418	$8,849
Non-GAAP general and administrative as a % of revenue	23%	25%

	Three Months Ended March 31,
	2025	2024
Loss from operations	$(12,610)	$(12,332)
Operating margin	(34)%	(35)%
Non-GAAP adjustments:
Stock-based compensation expense	5,879	5,673
Expenses associated with stockholder litigation	565	199
Non-GAAP loss from operations	$(6,166)	$(6,460)
Non-GAAP operating margin	(17)%	(18)%

	Three Months Ended March 31,
	2025	2024
Net loss attributable to common stockholders	$(11,393)	$(10,582)
Non-GAAP adjustments:
Stock-based compensation expense	5,879	5,673
Expenses associated with stockholder litigation	565	199
Non-GAAP net loss attributable to common stockholders	$(4,949)	$(4,710)
Non-GAAP net loss attributable to common stockholders per share, basic and diluted	$(0.08)	$(0.08)
Weighted average shares used to compute basic and diluted net loss per share	60,565	61,188
Non-GAAP net loss attributable to common stockholders as a % of revenue	(14)%	(13)%